Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities

NOTE 9 - COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

1)	The Company has a lease agreement for its facilities in the U.S which expires in October 2017.

The Subsidiary has a lease agreement for a facility in Israel, which expires on December 31, 2018 with an option to extend the agreement for two additional years until December 31, 2020 under the terms stipulated in the agreement.

Rent expense included in the consolidated statements of operations totaled approximately $319,000 and $383,000 for the years ended December 31, 2016 and 2015, respectively. The rent expense for the year ended December 31, 2015 excludes $101,000, which is recorded under “Restructuring and impairment” in the consolidated statements of operations. See Note 3.

As of December 31, 2016, the aggregate future minimum lease obligations for office rent under non-cancelable operating lease agreements are as follows:

($ in thousands)
Year Ended December 31:
2017	$326
2018	276
$602

2)	The Company leases its motor vehicles under operating lease agreements. As of December 31, 2016, the aggregate non-cancelable future minimum lease obligations for motor vehicles were approximately $6,000.

b.      Liens and pledges:

The Company’s obligations under the Loan and Security Agreement were secured by the Israeli Security Agreements and the Deposit Account Control Agreements on all of the assets and properties of the Company and InspireMD Ltd., other than the intellectual property of the Company and InspireMD Ltd. See Note 7.

c.      Litigation:

In December 2012, a former service provider of InspireMD GmbH filed a claim with the Labor Court in Buenos Aires, Argentina in the amount of $193,378 plus interest (6% in dollars or 18.5% in pesos), social benefits, legal expenses and fees (25% of the award) against InspireMD Ltd. and InspireMD GmbH. The Company settled with the plaintiff in the amount of $80,000 plus $20,000 for legal fees, which was approved by the Labor Court and paid by the Company in March 2016.

The Company received written communication from a distributor to provide unspecified compensation for pre-paid goods subject to the voluntary field action. After considering the views of its legal counsel as well as other factors, the Company’s management believes that there is a reasonably possible likelihood of a loss from any related future proceedings would range from a minimal amount up to 1,075,000 Euros.

On April 26, 2016 the Company received a suit seeking damages from the Company amounting to $2.2 million in cash and unspecified compensation in equity in connection with certain finders’ fees. The Company’s management, after considering the views of its legal counsel as well as other factors, is of the opinion that a loss to the Company is neither probable nor in an amount or range of loss that is estimable.

In July 2016, a service provider filed a suit seeking damages from the Company’s subsidiary amounting to $1,967,822 The Company’s management, after considering the views of its legal counsel as well as other factors, is of the opinion that a loss to the Company is neither probable nor in an amount or range of loss that is estimable.